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                                                                    EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the caption "Experts" in the Registration Statement on Form S-4 and related Prospectus of Parent Holding Corp. dated October 2, 1997.

                                          KPMG PEAT MARWICK LLP

Phoenix, Arizona
November 12, 1997